Exhibit 10.5.10

AMENDMENT No 10

TO THE A320 FAMILY PURCHASE AGREEMENT

BETWEEN

ATLANTIC AIRCRAFT HOLDING LIMITED

AIRBUS GIE (formerly known as AIRBUS INDUSTRIE GIE)

CCC No 326.0037/03

A320 Family - TAI - AMDT 10 - 10/03

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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AMENDMENT No 10

This Amendment No 10 to the A320 Family Purchase Agreement (the “Purchase Agreement”) signed on the 19th day of March 1998 is made as of the     th day of October 2003

BETWEEN

AIRBUS GIE (formerly known as Airbus lndustrie GIE), having its principal office at:

1 Rand-Point Maurice Bellante

31707 BLAGNAC-CEDEX

FRANCE

(hereinafter referred to as the “Seller”) of the one part

AND

ATLANTIC AIRCRAFT HOLDING LIMITED, having its principal office at:

c/o the Winterbothan Trust Company Limited

Bolam House

King and George Streets

NASSAU BAHAMAS

(hereinafter referred to as the “Buyer”) of the other part.

WHEREAS

A -	The Buyer and the Seller have entered into A320 Family Purchase Agreement (the “A320 Family Purchase Agreement” or “Purchase Agreement”) dated March 19th, 1998 covering the purchase by the Buyer and the sale by the Seller of thirty two (32) A320 Family Aircraft No 1 to No 32.

B -	The Buyer and the Seller have entered into Amendment No 1 to the Purchase Agreement dated September 9th, 1998 covering the Firm A319-100 Aircraft (on December 1999 and January 2000).

C -	The Buyer and the Seller have entered into Amendment No 2 to the Purchase Agreement dated 28th December, 1999 covering:

(i) The [*] A320-200 Aircraft [*] and the [*] A320-200 Aircraft, and

(ii) the [*] A320-200 Aircraft [*] Firm A320-200 Aircraft.

D -	[*]

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[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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[*] Simultaneously, the Buyer and the Seller have signed an Amendment No J to the Purchase Agreement dated December 29th, 1999 covering the modification of certain provisions of the Letter Agreement No 1 of the Purchase Agreement.

E -	The Buyer and the Seller have entered into Amendment No 4 to the Purchase Agreement dated 15th February, 2000 covering:

(i)	the [*] A320-200 Aircraft into and its [*] A320-200 Aircraft, and

(ii)	the [*] A320-200 Aircraft [*] Firm A319-100 Aircraft.

F -	The Buyer and the Seller have entered into Amendment Nos to the Purchase Agreement dated 06th of April, 2001 covering:

(i)	the [*] A320-200 Aircraft [*] Firm No 41) and the [*] A320-200 Aircraft (No 44), and

(ii)	the [*] A320-200 Aircraft [*] (Firm No 42) [*] Firm A319-100 Aircraft (Firm No 31[*]).

(iii)	The [*] A320-200 [*] Firm No 43) and the [*] A320-200 Aircraft (No 46), and

(iv)	the [*] A320-200 Aircraft [*] Firm No 44) [*] Firm A319-100 Aircraft [*].

G -	The Buyer and the Seller have entered into an Amendment No S to the Purchase Agreement dated th of April 2001, covering the rescheduling of certain delivery dates related to the firm Aircraft No 13, 14 and 40 (all of which were scheduled to be delivered in December 2001) which [*] firm Aircraft No 45 (September 2001), No 46 (October 2001) and No 47 (October 2001) and additionally the firm Aircraft No 18 [*] A320-200 Aircraft type.

[*]

I -	[*]

J -	The Buyer and the Seller have entered into an Amendment Nag to the Purchase Agreement dated 06th of December 2002 covering the rescheduling of the delivery date of the firm Aircraft No 22 from August 2003 to June 2003.

K -	The Buyer and the Seller have agreed to [*] the delivery date of the A320-200 Aircraft No 46 and 47 from May and June 2004 to October and November 2004.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

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[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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1.	SCOPE

The Seller and the Buyer agree, as more particularly described herein, to re-schedule the delivery dates of the A320-200 Aircraft No 46 and 47 from May and June 2004 to October and November 2004.

2	AIRCRAFT DELIVERY DATES RE-SCHEDULING

Sub-Clause 9.1 of the A320 Family Purchase Agreement is hereby modified and replaced by the following:

QUOTE

9.1	Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shall have the Aircraft ready for delivery at the Aircraft final assembly line in the following months:

	Delivery Date		Aircraft Type	M..S.N
- Aircraft. N 01	August	1999	A319-100	1066
- Aircraft. N 02	November	1999	A319-100	1113
- Aircraft. N 03	December	1999	A319-100	1140
- Aircraft. N 04	January	2000	A319-100	1159
- Aircraft. N 07	September	2000	A320-200	1300
- Aircraft. N 05	November	2000	A320-200	1334
- Aircraft. N 06	November	2000	A320-200	1339
- Aircraft. N 08	December	2000	A320-200	1353
- Aircraft. N 09	January	2001	A320-200	1374
- Aircraft. N 10	February	2001	A320-200	1400
- Aircraft. N 33	June	2001	A320-200	1482
- Aircraft. N 34	June	2001	A320-200	1500
- Aircraft. N 11	July	2001	A320-200	1509
- Aircraft. N 35	July	2001	A320-200	1523
- Aircraft. N 45	September	2001	A319-100	1575
- Aircraft. N 39	November	2001	A320-200	1624
- Aircraft. N 41	October	2002	A320-200	1676
- Aircraft. N 42	November	2002	A320-200	1730
- Aircraft. N 22	June	2003	A319-100	1934
- Aircraft. N 23	September	2003	A320-200	2084
- Aircraft. N 24	October	2003	A320-200	2102
- Aircraft. N 25	October	2003	A319-100	1952
- Aircraft. N 26	November	2003	A320-200	2118
- Aircraft. N 46	October	2004	A320-200	TBD
- Aircraft. N 47	November	2004	A320-200	TBD
- Aircraft. N 12	November	2004	A319-100	TBD
- Aircraft. N 15	April	2005	A319-100	TBD
- Aircraft. N 43	May	2005	A320-200	TBD
- Aircraft. N 16	October	2005	A320-200	TBD
- Aircraft. N 44	February	2006	A320-200	TBD
- Aircraft. N 17	April	2006	A320-200	TBD

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[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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- Aircraft. N 18	May	2006	A320-200	TBD
- Aircraft. N 36	May	2006	A320-200	TBD
- Aircraft. N 19	October	2006	A320-200	TBD
- Aircraft. N 37	November	2006	A320-200	TBD
- Aircraft. N 20	April	2007	A320-200	TBD
- Aircraft. N 21	May	2007	A320 200	TBD
- Aircraft. N 38	October	2007	A320-200	TBD

UNQUOTE

3	MISCELLANEOUS

In case of any inconsistency between this Amendment No 10 and the Purchase Agreement, or this Amendment No 10 and the[*], this Amendment No 10 shall prevail. Except as expressly amended by this Amendment No 10, the Purchase Agreement as amended to date, and the [*] shall remain in full force and effect as amended by this Amendment No 10.

This Amendment No 10 together with the Purchase Agreement, its Exhibits and Letter Agreements and amendments to date and the [*] contain the entire agreement between the parties with respect to the subject matter hereof and supersede any previous understandings, commitments and/or representations whatsoever oral and written with respect to such subject matter.

This Amendment No 10 is executed in two original English counterparts and shall not be varied or modified except by an instrument in writing executed by both parties or by their duly authorised representatives

This Amendment No 10 shall be governed by and construed in accordance with the laws of the French Republic.

IN WITNESS WHEREOF this Amendment No 10 to the A320 Family Purchase Agreement is entered into the day and year first above written.

For and on behalf of			For and on behalf of

ATLANTIC AIRCRAFT HOLDING LIMITED			AIRBUS GIE

By:	[ILLEGIBLE]		By:	[ILLEGIBLE]

Its:	[ILLEGIBLE]	.	Its:	[ILLEGIBLE]

Exe. 11.19.03

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[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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